UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

THE SELECT SECTOR SPDR® TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AN IMPORTANT MESSAGE TO FUND SHAREHOLDERS FROM

THE SELECT SECTOR SPDR® TRUST PRESIDENT, ELLEN NEEDHAM

The Select Sector SPDR® Trust (the “Trust”) will hold a Special Meeting of Shareholders on October 29, 2021 at SSGA Funds Management, Inc.’s (“SSGA FM” or the “Adviser”) offices in Boston, MA (the “Meeting” or “Shareholder Meeting”) to vote on the following matters:

1.	The election of seven (7) trustees to the Board of Trustees of the Trust (the “Proposal”); and

2.	Any other business as may properly come before the Meeting.

This booklet contains a proxy statement explaining the Proposal. Shareholders of each series of the Trust (each, a “Fund” and together, the “Funds”) will vote on the Proposal on a joint basis. The Board of Trustees, including the Independent Trustees who comprise a majority of the Board, unanimously recommends that you vote FOR the Proposal.

Your vote is important. Shareholder meetings of the Trust do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on this important Proposal. If you do not cast your vote at this Shareholder Meeting (or an adjournment thereof), you will not have the opportunity to vote on this matter unless another shareholder meeting is held on the Proposal. Please do not hesitate to call the Funds’ proxy solicitation agent, Broadridge Financial Solutions, Inc., at 1-855-835-8320 if you have any questions about this important Proposal under consideration. If you have any additional questions about the Funds, please contact your financial advisor or the Funds’ representatives at 1-866-732-8673 or visit www.sectorspdr.com. Thank you for taking the time to consider the Proposal and for your investment in the Funds.

I encourage you to exercise your rights with respect to the Funds by reviewing the proxy statement and then voting either through the Internet, by telephone, or by mail as soon as possible. No matter how many shares you own, your vote is important.

Sincerely,

Ellen Needham

President

September 10, 2021

IMPORTANT INFORMATION ABOUT VOTING

I Have Only A Few Shares—Why Should I Bother to Vote?

Because your vote makes a difference. If many shareholders choose not to vote, the Trust might not receive enough votes to reach a quorum and conduct the Shareholder Meeting on October 29, 2021. If that appears likely to happen, the Fund(s) will have to send additional mailings to shareholders to try to get more votes—a process that would be very costly to the Funds and thus for you as a Fund shareholder.

What’s the Deadline for Submitting My Vote?

We encourage you to vote as soon as possible to make sure that your Fund receives enough votes to act on the Proposal . The final opportunity to cast your vote is at the Shareholder Meeting on October 29, 2021.

Who Gets to Vote?

Any person who owned shares of a Fund on the “record date,” which was September 3, 2021, is entitled to vote, even if that person later sold those shares.

How Do I Vote?

You may vote in any of four ways:

Vote on the Internet

Log on to: www.proxyvote.com

Follow the on-screen instructions.

Vote by phone

Call the toll-free phone number indicated on the enclosed proxy card or voting instruction card. Follow the recorded instructions available 24 hours each day.

Vote by mail

Vote, sign, and date the enclosed proxy card and return in the postage-paid envelope.

Vote in person

Attend the Shareholder Meeting at SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02110 on October 29, 2021.

We encourage you to vote via the Internet or telephone using the control number on the enclosed proxy card or voting instruction card, because these methods save the Funds (and you as a shareholder) the most money (since they require no return postage). If you would like to change your previous vote, you may vote again using any of the methods described above.

How Do I Sign the Proxy Card?

You should sign your name exactly as it appears on the enclosed proxy card or voting instruction card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card.

Important Information Regarding Meeting Attendance

Due to health and safety considerations related to COVID-19, the number of shareholders who may attend the meeting in person may be limited and in-person attendance will require compliance with any then-applicable governmental requirements or recommendations or facility requirements. These requirements may include the use of face coverings, proof of vaccination or a negative COVID-19 test result, and maintaining appropriate social distancing. In light of public health considerations, the Funds may change the location of the meeting or may hold the meeting through a “virtual” or online method. The Funds plan to announce any such updates through www.proxyvote.com, and to file the announcement as definitive additional soliciting material on the Securities and Exchange Commission’s EDGAR website.

For information concerning the applicable facility and other requirements or information concerning the location or in-person status of the meeting, please visit www.proxyvote.com. We encourage you to check this website for updates prior to the meeting, including on the day prior to the scheduled meeting date, if you plan to attend to attend the meeting in person.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING AND EACH PROPOSAL

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the Proposal to be voted on. The information provided in this section is qualified in its entirety by reference to the proxy statement.

Q.	Why am I receiving this Proxy Statement?

A.

As a shareholder of one or more of the Funds, you are being asked to vote on a very important matter affecting your Fund(s) and the Trust: to elect seven (7) trustees to the Board of Trustees of the Trust.

Q.	Why am I being asked to elect Trustees?

A.

The Funds are governed by the Investment Company Act of 1940, as amended (the “1940 Act”). As a general matter, the 1940 Act permits the boards of trustees or directors of registered investment companies, such as the Funds, to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees would have been elected by shareholders after the appointments. The

Board currently consists of five Trustees, four of whom are not “interested persons” of the Trust or the Adviser as defined in the 1940 Act (each, an “Independent Trustee” and collectively, the “Independent Trustees”), and three of whom were elected by shareholders. As a result, any new Trustee of the Trust must be elected by shareholders.

Shareholders are being ask to elect Allison Grant Williams, Sheila Hartnett-Devlin, James Jessee, Teresa S. Polley and Rory Tobin each as Trustees of the Trust. Mses. Williams, Hartnett-Devlin and Polley, and Mr. Jessee each do not currently serve as Trustees of the Trust and, if elected, would be Independent Trustees. Mr. Tobin does not currently serve as a Trustee of the Trust and, if elected, would be considered an Interested Trustee because of his position with an affiliate of the Adviser.

In addition, James E. Ross and Ashley T. Rabun, both current members of the Board, were appointed as Trustees of the Trust in November 2005 and October 2015, respectively, but were not elected by shareholders. Mr. Ross is considered an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser. Ms. Rabun is an Independent Trustee. Shareholders are also being asked to elect Mr. Ross and Ms. Rabun so that the entire Board of Trustees will have been elected by shareholders.

Q.	How does the Board of Trustees recommend I vote?

A.	The Board of Trustees, including the Independent Trustees who comprise a majority of the Board, unanimously recommends that you vote FOR the Proposal.

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc. (“Broadridge”), your Fund’s proxy solicitor, at 1-855-835-8320 with your proxy material.

Q.	How do I vote my shares?

A.

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.

You may receive a call from Broadridge, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

THE SELECT SECTOR SPDR® TRUST

The Communication Services Select Sector SPDR® Fund

The Consumer Discretionary Select Sector SPDR® Fund

The Consumer Staples Select Sector SPDR® Fund

The Energy Select Sector SPDR® Fund

The Financial Select Sector SPDR® Fund

The Health Care Select Sector SPDR® Fund

The Industrial Select Sector SPDR® Fund

The Materials Select Sector SPDR® Fund

The Real Estate Select Sector SPDR® Fund

The Technology Select Sector SPDR® Fund

The Utilities Select Sector SPDR® Fund

One Iron Street

Boston, MA 02210

Notice of Special Meeting of Shareholders

to be Held on October 29, 2021

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of The Select Sector SPDR Trust (the “Trust”), on behalf of its series listed above (each, a “Fund” and collectively, the “Funds”), will be held at the offices of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Funds, One Iron Street, Boston, MA 02210 at 11:00 a.m. Eastern Time, on October 29, 2021, for the following purposes:

Matters to Be Voted on by Shareholders:

1.	To elect seven (7) trustees to the Board of Trustees of the Trust (the “Proposal”); and

2.	To transact any other business as may properly come before the Meeting.

Shareholders of all Funds will vote on the Proposal on a joint basis. The Proposal is discussed in the attached proxy statement. The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Shareholders of record at the close of business on September 3, 2021 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on October 29, 2021: the proxy statement and related materials are available at: www.proxyvote.com.

By Order of the Board of Trustees,

Timothy R. Collins, Esq.

Secretary

THE SELECT SECTOR SPDR® TRUST

One Iron Street

Boston, MA 02210

Special Meeting of Shareholders

October 29, 2021

PROXY STATEMENT

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of The Select Sector SPDR Trust (the “Trust”). The proxy statement is divided into five parts:

Part I Overview of the Proposal begins on page 2.

Part II Proposal Details begins on page 2.

Part III Other Matters begins of page 16.

Part IV Other Information begins on page 16.

Part V More on Proxy Voting and Shareholder Meetings begins on page 19.

Part VI Fund and Investment Adviser Information begins on page 21.

Please read the proxy statement before voting on the Proposal. If you have questions about the proxy statement, or if you would like additional information, please call our proxy solicitation agent, Broadridge Financial Solutions, Inc., toll-free at 1-855-835-8320. If you have any additional questions about the Funds or the Trust generally, please contact your financial advisor or a SPDR representative at 1-866-732-8673 or visit www.sectorspdr.com. This proxy statement was mailed to shareholders beginning the week of September 20, 2021.

Annual and Semi-Annual Reports.

Copies of the Trust’s Annual Report to Shareholders dated September 30, 2020 and Semi-Annual Report to Shareholders dated March 31, 2021 may be obtained without charge by writing to the Trust’s Distributor, ALPS Portfolio Solutions Distributor, Inc., at 1290 Broadway, Suite 1000, Denver, Colorado 80203, by visiting the Funds’ website at https://www.sectorspdrs.com or by calling 1-866-732-8673.

PART I: OVERVIEW OF THE PROPOSAL

Shareholders of the Funds are being asked to vote on the following matters:

1.	To elect seven (7) trustees to the Board of Trustees of the Trust (the “Proposal”).

2.	To transact any other business as may properly come before the Meeting.

Shareholders of all Funds will vote on the Proposal on a joint basis. Only shareholders of record on September 3, 2021, are entitled to vote on the Proposal whether or not such shareholders still own those shares.

PART II: PROPOSAL DETAILS

PROPOSAL — TO ELECT SEVEN (7) TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST

At a meeting held on July 16, 2021, the Nominating and Governance Committee nominated and recommended that the Board of Trustees nominate James E. Ross, Ashley T. Rabun, Allison Grant Williams, Sheila Hartnett-Devlin, James Jessee, and Teresa S. Polley for election as Trustees. At a meeting held on July 16, 2021, the Board of Trustees voted to recommend each of these nominees and Rory Tobin (collectively, the “Nominees”) to shareholders for election as Trustees. The Board currently has no reason to believe that any nominee will become unable to serve or for good cause will not serve as a trustee, but if that should occur before the shareholder meeting, the proxies may be voted for such other nominees as the Trust’s Nominating and Governance Committee and/or the Board may select. If the Nominees are elected by shareholders, at least 75% of the trustees will continue to be Independent Trustees.

Who are the Nominees to the Board and what are their qualifications?

Allison Grant Williams. Ms. Williams previously served as Senior Vice President in the Global Strategic Relationship Management Group at Northern Trust/Corporate & Institutional Services (C&IS) Division from 2017 to 2021, and as Chief Operating Officer of Northern Trust’s Global Funds Services Group from 2014 to 2017 and as Chief Administrative Officer of Northern Trust’s Institutional Investor Services Group from 2016 to 2017. Ms. Williams also served as Chief Administrative Officer and Chief Marketing Strategy Officer in Northern Trust’s Exchange-Traded Funds Group/Asset Management Division from 2011 to 2014.

Sheila Hartnett-Devlin. From 2008 – 2017, Ms. Hartnett-Devlin was employed by American Century Investments, Inc., a large investment product provider. At American Century, prior to being the Senior Vice President and Head of the U.S. Institutional Business, Ms. Hartnett-Devlin was a Vice President and Client Portfolio Manager. From 2005-2008, she was a Managing Director and Global Portfolio Manager at

Cohen, Klingenstein & Marks, Inc., a small investment management firm. Through 2002, Ms. Hartnett-Devlin spent nearly 20 years at Fiduciary Trust Company International, with roles including Chief Global Equity Strategist. Additionally, since 1999 she has served on the board of directors of South Jersey Industries where she chairs the Environmental Social and Governance Committee and sits on the Audit Committee (Chair from 2007-2017) and Strategy and Finance Committees. As of the date of this proxy, index tracking exchange-traded funds advised by the Adviser but which are not part of the Trust own approximately 19.7% of the equity securities of South Jersey Industries. Since 2005 she has also served on the board of directors of Mannington Mills and is the Chair of the Personnel and Compensation Committee.

James Jessee. From 1987-2018, Mr. Jessee was employed at MFS Investment Management, a well-known investment services firm. During this time he held numerous senior leadership role in the intermediary distribution space, including serving as President of MFS Funds Distributors, Inc. and Co-Head of Global Distribution. From 1980-1987, Mr. Jessee was an insurance wholesaler for a national provider.

Teresa Polley. Ms. Polley has operated her own consulting practice since 2019, and previously served as President and Chief Executive Officer of the Financial Accounting Foundation (FAF) from 2008 to 2019. As President/CEO of FAF, Ms. Polley advised and collaborated with FAF’s governing body and committees on audit, finance, investments, compensation, governance, and nominations, including appointments to its standard-setting bodies, the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board (GASB). She is a certified public accountant licensed by the Commonwealth of Pennsylvania and is an experienced audit committee chair.

Ashley T. Rabun. Ms. Rabun has served as a Trustee of the Trust since October 2015, and has served as Chair of the Board since June 2021. Ms. Rabun also serves on the Nominating and Governance Committee, and the Audit Committee and has been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. Since 2007, she has also served as Chairperson of the Board and Member of the Audit Committee, Valuation Committee and Nominating Committee of Investment Managers Series Trust. From 1996 to 2015, Ms. Rabun served as President and Chief Executive Officer of InvestorReach, Inc., a financial services consulting firm. She served as Partner and President of Mutual Funds advised by Nicholas Applegate Capital Management from 1992 to 1996. From 1990 to 1992, Ms. Rabun served as Marketing Director at InterInvest, Inc. Prior thereto, she was employed as a registered representative for several brokerage firms.

James E. Ross. Mr. Ross has served as a Trustee of the Trust since 2005 and served as President of the Trust from November 2010 to May 2013. Prior to his retirement in 2020, Mr. Ross served as the Global Head of State Street Global Advisors’ (“SSGA”) SPDR Exchange Traded Funds business. He has been an Executive Vice President of

SSGA and Director of State Street Global Markets, LLC (“SSGM”) from 2013 to 2020 and Chairman and Director of the Adviser from 2005 to 2020. He served as Senior Managing Director of SSGA from 2006 to 2013 and President of the Adviser from 2005 to 2012. Prior to his retirement, Mr. Ross was responsible globally for all aspects of the exchange traded fund business including strategy, research, distribution and capital markets interaction. Mr. Ross has extensive history with Exchange Traded Funds and is frequently quoted in various press regarding ETFs. Mr. Ross also serves as a Trustee of SPDR Series Trust, SPDR Index Shares Funds, SSGA Active Trust and additional trusts that include series in which SSGA FM serves as investment adviser. From June 2010 to March 2020, Mr. Ross chaired the Investment Company Institute’s Exchange-Traded Funds Committee and has previously served on the Board of Governors of the Investment Company Institute.

Rory Tobin. Mr. Tobin is an Executive Vice President and Head of Business in Europe, the Middle East and Africa (EMEA) at SSGA. In this capacity, he is responsible for the executive management of the business and operations of SSGA in EMEA and acting as the primary interface with regulators and governing boards. Mr. Tobin is also head of the Global SPDR Exchange Traded Fund (ETF) business where he is responsible for defining, leading and executing the growth strategy for the Global SPDR ETF business. In addition. Mr. Tobin is a member of the SSGA Global Executive Management Group. .Prior to joining SSGA in 2014, he worked at Barclays Wealth & Investment Management, where he served as CEO of Barclays Asset Management and was global head of the Investments and Solutions business. In this role, Mr. Tobin led all aspects of product, service development and distribution across banking, credit, investment management, advisory and execution, fiduciary trust and investment solutions. Previously, Mr. Tobin worked for BlackRock/BGI for seven years, most recently as co-CEO of the Global iShares ETF business where he was responsible for defining, executing and leading the growth strategy for the iShares business in Europe, Asia and Latin America. He joined BGI in 2004 as head of the Global Index and Markets Group, where he was responsible for investment performance, business strategy definition and leadership for several EMEA business units, including index equity portfolio management, asset allocation strategies, cash portfolio management, securities lending and transition management. Mr. Tobin began his career at Goldman Sachs, where he spent 14 years in equity capital markets, equity derivative distribution, and distribution leadership roles.

Who are the current members of the Board?

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES
ASHLEY T. RABUN c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1952	Trustee, Chair of the Board, Member of the Audit Committee and Nominating and Governance Committee	Term: Indefinite Appointed: October 2015	Retired; President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 -2015).	11	Chairperson of the Board and Member of the Audit, Nominating and Valuation Committees, Investment Managers Series Trust (2007 – present).

CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1951	Trustee, Vice Chair of the Board and Chair of the Nominating and Governance Committee and Member of the Audit Committee	Term: Indefinite Elected: October 1998	Retired; Finance Committee Member, Portland Community College Foundation (January 2001 - present); CPA (Retired).	11	Director, Chair of Audit Committee and Member of the Nominating and Governance Committee, Russell Funds Complex; Lead Independent Director and Member of the Audit and Nominating and Governance Committees, ALPS Series Trust (2012 - 2016).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
ERNEST J. SCALBERG[1] c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1945	Trustee, Member of the Audit Committee and Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired; Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 - 2014).	11	Trustee, Southern Oregon University Foundation (September 2020 – present); Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland (2009 – 2019); Chairman of the Board and Chairman of the Audit Committee of Principal Real Estate Income Fund; Director and Member of the Audit and Nominating Committees, db-X Exchange-Traded Funds Inc. (2007 - 2015).

R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1946	Trustee, Chair of the Audit Committee, Member of the Nominating and Governance Committee, Chair of the Business Continuity Management Team	Term: Indefinite Elected: October 1998	Retired.	11	Trustee Emeritus of Lehigh University; Director and Member of the Audit and Nominating Committees, db-X Exchange-Traded Funds, Inc. (2007 - 2015).

[1]	Mr. Scalberg will be retiring from the Board effective December 31, 2021.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
INTERESTED TRUSTEE
JAMES E. ROSS* c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1965	Trustee	Term: Indefinite Appointed: November 2005	Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 – Present); Retired Chairman and Director, SSGA Funds Management, Inc. (2005-March 2020); Retired Executive Vice President, State Street Global Advisors (2012-March 2020); Retired Chief Executive Officer and Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – March 2020); Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	128	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – March 2020); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – March 2020); State Street Navigator Securities Lending Trust (July 2016 – March 2020); SSGA Funds (January 2014 – March 2020); State Street Institutional Investment Trust (February 2007 – March 2020); State Street Master Funds (February 2007 – March 2020); Elfun Funds (July 2016 – December 2018).

†

For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

*	Mr. Ross is an “interested person” of the Trust, as defined in the 1940 Act, because of his former position with the Adviser and ownership interest in an affiliate of the Adviser.

The following is a brief summary of the specific experience, qualifications or skills that led to the conclusion that, as of the date of this Proxy Statement, each person identified below should serve as a Trustee for the Trust (the summaries for Mr. Ross and Ms. Rabun are included above under “Who are the Nominees to the Board and what are their qualifications?”). References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute a representation that the Board or any Trustee has any special expertise and do not impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Trust’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

Cheryl Burgermeister. Ms. Burgermeister has served as a Trustee of the Trust since inception in 1998, and has served as vice Chair of the Board since June 2021. She also serves as Chair of the Nominating and Governance Committee and serves on the Audit Committee and has been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. Ms. Burgermeister has served on the Finance Committee of the Portland Community College Foundation since 2001. She previously served as a Trustee and as Treasurer and Finance Committee Chair of the Portland Community College Foundation from 2001 to 2015. Ms. Burgermeister was an active member of the Oregon Society of Certified Public Accountants from 1987 until 2016 and is retired as of July 2016. Ms. Burgermeister served as Lead Independent Director and member of the Audit and Nominating and Governance Committees of ALPS Series Trust from 2012 to 2016 and currently serves as Chair of the Audit Committee (since 2017) and a Director and member of the Nominating and Governance Committee (since 2012) of the Russell Funds Complex. She previously served as a Trustee and Audit Committee Chair of the E*TRADE Funds (four index funds, one fund of funds and one actively managed fund) from 2004-2009 and the Zero Gravity Internet Fund from 2000-2001. From 1987 to 1999, she was employed by The Crabbe Huson Group, Inc. and was involved in the start-up of the Crabbe Huson Family of Funds, serving in various positions including Chief Financial Officer and Director of The Crabbe Huson Group and Treasurer of the Crabbe Huson Family of Funds. Prior thereto, she served as a supervising senior accountant with KPMG Peat Marwick.

Ernest J. Scalberg, Ph.D. Dr. Scalberg has served as a Trustee of the Trust since inception in 1998. He also serves on the Nominating and Governance Committee and the Audit Committee and has been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. Dr. Scalberg was Director of the GLOBE Center at the Monterey Institute of International Studies from 2009 to 2014. Dr. Scalberg was Associate Vice President for External Programs and Dean of the Fisher Graduate School of International Business at the Monterey Institute of International Studies from 2001 to 2009. Dr. Scalberg was Dean of the Graduate School of Business Administration and Dean of Faculty of the Schools of Business at Fordham University from 1994 to 2001. In the 1980s, Dr. Scalberg established UCLA’s Executive MBA Program and a new style of MBA program for the fully employed professional. In 1990 he moved to Hong Kong, where for three years he created a new school of business at the Hong Kong University of Science and Technology, in a partnership between UCLA and the Hong Kong government. Dr. Scalberg served on the Board, and on the Audit and Nominating Committees, of the db-X Exchange-Traded Funds Inc. (formerly known as TDX Independence Funds, Inc.), from 2007 to 2015. He currently serves as the Chairman of the Board and

Chairman of the Audit Committee of the Principal Real Estate Income Fund. Dr. Scalberg also has served on the Boards of numerous non-profit organizations from 1974 to the present, and is the current Chairman of the Board of the Foundation of the International University in Geneva, Switzerland.

R. Charles Tschampion, CFA. Mr. Tschampion has served as a Trustee of the Trust since inception in 1998. He also serves as Chair of the Audit Committee and is a member of the Nominating and Governance Committee, serving as Chair of the Business Continuity Management Team. He has been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. Mr. Tschampion is a CFA charterholder and served on the staff at the CFA Institute beginning in 2005, serving most recently as Director of Special Projects from August 2010 until August 2014. He retired from General Motors after a 37-year career, including 28 years at General Motors Asset Management, where his last position was Managing Director of Investment Research and of Defined Contribution Plans. Mr. Tschampion sat on the AIMR Board of Governors from 1995 to 2001 and served as Chairman from 1999 to 2000. He has chaired CFA Institute task forces and committees developing standards for performance presentation, soft dollars, personal investing and corporate governance. Mr. Tschampion was a Trustee of Lehigh University from 1998 to 2010 and served as Chair of the Investment Sub-Committee for the Lehigh University Endowment Fund from 1998 to 2008; he currently is Trustee Emeritus of Lehigh University. Mr. Tschampion also served as a Director, Chairman of the Audit Committee and a member of the Nominating Committee of db-X Exchange-Traded Funds Inc. (formerly known as TDX Independence Funds, Inc.) from 2007 to 2015.

Leadership Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Funds in accordance with the provisions of the 1940 Act, other applicable laws and the Trust’s Declaration of Trust. The Board is currently composed of four Independent Trustees and one Interested Trustee. In accordance with the Board Governance Policies, the Board has appointed an Independent Trustee to serve as Chairman of the Board. Generally, the Board acts by majority vote of all of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the extensive experience of each Trustee with the Trust and the number and nature of Funds within the Trust.

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees and a commitment to the interests of shareholders and, with respect to the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also has considerable familiarity with the Funds, the Adviser, the Funds’ administrator, sub-administrator and distributor, and their operations. The Independent Trustees also have significant experience with the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Trustee of the Trust and/or as a director of other investment companies.

Why are Fund Shareholders being asked to elect Trustees?

The Funds are governed by the Investment Company Act of 1940, as amended (the “1940 Act”). As a general matter, the 1940 Act permits the boards of trustees or directors of registered investment companies, such as the Funds, to appoint new trustees to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees would have been elected by shareholders after the appointments. The Board currently consists of five Trustees, three of whom were elected by shareholders. In addition, James E. Ross and Ashley T. Rabun were appointed as Trustees of the Trust in November 2005 and October 2015, respectively, but were not elected by shareholders. As a result, shareholders are being asked to elect the Nominees as Trustees of the Trust.

Shareholders are being ask to elect Allison Grant Williams, Sheila Hartnett-Devlin, James Jessee, Teresa S. Polley and Rory Tobin each as Trustees of the Trust. Mses. Williams, Hartnett-Devlin and Polley, and Mr. Jessee each do not currently serve as Trustees of the Trust and, if elected, would be Independent Trustees. Mr. Tobin does not currently serve as a Trustee of the Trust and, if elected, would be considered an Interested Trustee because of his position with an affiliate of the Adviser. Shareholders are also being asked to elect Mr. Ross and Ms. Rabun so that the entire Board of Trustees will have been elected by shareholders. Mr. Ross is considered an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser. Ms. Rabun is an Independent Trustee.

How many of the Nominees will be “Independent” Trustees if elected?

Five (5) of the seven (7) Nominees—all but Messrs. Ross and Tobin—will be Independent Trustees if elected by shareholders. Independent Trustees have no affiliation with SSGA FM or the Trust, apart from any personal investments they choose to make in the Funds as private individuals. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of each Fund’s shareholders.

How long will each Trustee serve?

If elected, each Trustee will serve until he or she resigns, retires, or is removed from the Board as provided in the Trust’s governing documents. The Trust’s Board Governance Policies require that a Trustee retire from the Board by no later than the last day of the calendar year in which the Trustee attains the age of seventy-five. If requested by a Trustee, the Board may grant the Trustee a maximum of five one-year exemptions from this retirement policy. A Trustee may be removed from the Board by a shareholder vote representing three-fourths of the total outstanding shares of the Trust. If a nominee is unable to accept election, or subsequently leaves the Board before the next election, the Board of Trustees may, in its discretion, select another person to fill the vacant position, so long as two-thirds of the remaining Trustees were elected by shareholders.

What are the Board’s responsibilities?

The primary responsibility of the Board of Trustees is to oversee the management of the Trust for the benefit of shareholders. In exercising their oversight responsibilities, the Trustees focus on matters they determine to be vitally important to Fund shareholders. This includes not only the management and performance of the Funds, but also the operating plans and budgets, strategic plans, and composition and performance evaluations of the Adviser.

The business acumen, experience, and objective thinking of the Trust’s Independent Trustees are considered invaluable assets for the Trust and, ultimately, the Funds’ shareholders. Having Fund management accountable to a group of independent, highly experienced, and qualified individuals who act solely on behalf of shareholders makes management of the Funds more effective in the long run.

During the fiscal year ended September 30, 2020 there were 4 meetings of the Board, including special meetings.

What are the Board’s committees?

The Board of Trustees of the Trust has two standing committees.

Audit Committee. The Board has an Audit Committee consisting of all Trustees who are not “interested persons” (as defined by the 1940 Act) (“Independent Trustees”) of the Trust. Mr. Tschampion serves as the Chair. The Board has adopted a charter for the Audit Committee setting forth the Committee’s structure, duties, powers, and methods of operation. The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the quality and integrity of the Funds’ financial statements and the independent audit thereof; (2) the Funds’ accounting and financial reporting processes and internal control over financial reporting; (3) the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; and (4) the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met four (4) times during the fiscal year ended September 30, 2020.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee consisting of all Independent Trustees of the Trust. Ms. Burgermeister serves as Chair. The Board has adopted a charter for the Nominating and Governance Committee setting forth the Committee’s structure, duties, powers, and methods of operation. The Nominating and Governance Committee oversees administration of the Board Governance Policies and will consider proposals for candidates to serve as Independent Trustees. The final recommendation of a prospective Independent Trustee rests solely with the Nominating and Governance Committee. The Nominating and Governance Committee also periodically reviews Independent Trustee compensation. The Nominating and Governance Committee oversees the Business Continuity Management Team and the Crisis Communication Team. The Nominating and Governance Committee met three (3) times during the fiscal year ended September 30, 2020.

In the event of vacancies on or prospective additions to the Board, the Nominating and Governance Committee shall evaluate the qualifications of candidates proposed to be selected as Independent Trustees and make nominations for membership to the Board. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose. The Committee does not have a formal policy with regard to consideration of candidates recommended by shareholders. A copy of the Nominating and Governance Committee Charter is attached as Appendix A.

During the fiscal year ended September 30, 2020, each Trustee attended at least 75% of the Board and applicable committee meetings for the Trust.

How are the Trustees compensated?

The Trust pays each Trustee who is not an Independent Trustee an annual retainer plus a per meeting fee for each regularly scheduled meeting of the Board attended by the Trustee (whether in person or telephonically) and any other telephonic meeting. The

Chairman of the Board (who is an Independent Trustee) receives an additional fee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Audit Committee and Nominating and Governance Committee members receive per meeting fees and the Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also receive an additional fee. The Trustee serving as Chair of the Business Continuity Management Team receives an annual fee for these services.

The Trustee fees and expenses are allocated among the Funds based on net assets. The following table sets forth the total fees accrued with respect to the remuneration of Trustees of the Trust for the fiscal year ended September 30, 2020:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust & Fund Complex
Independent Trustees:
Cheryl Burgermeister	$264,000	N/A	N/A	$264,000
George R. Gaspari[2]	$239,000	N/A	N/A	$239,000
Ashley T. Rabun	$226,500	N/A	N/A	$226,500
Ernest J. Scalberg	$239,000	N/A	N/A	$239,000
R. Charles Tschampion	$227,000	N/A	N/A	$227,000
Interested Trustee:
James E. Ross(1)	$103,000	N/A	N/A	$103,000

(1)	Mr. Ross became eligible to receive compensation from the Trust on April 1, 2020.
(2)	Effective January 1, 2021, Mr. Gaspari retired from his position as Trustee and no longer serves as a trustee to the Trust.

No officers receive compensation from the Trust and no Trustee or officer is entitled to any pension or retirement benefits from the Trust.

Do Trustees own Fund shares?

Please see Part VI of the proxy statement for information on the dollar range of Fund shares owned by each Trustee and Trustee nominee.

Who are the Trust’s officers?

The executive and other officers of the Trust, along with their principal occupations over the past five years and their affiliations with the Adviser are listed below. Officers are considered “interested persons” of the Funds.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
OFFICERS
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President and Principal Executive Officer	Term: Indefinite Elected: May 2013	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present); Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).

MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Indefinite Elected: February 2005	Managing Director, State Street Global Advisors (2005 - present).*

SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).

TIMOTHY R. COLLINS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	Secretary	Term: Unlimited Served: since August 2021	Vice President and Senior Counsel, State Street Global Advisors (August 2021 - present); Vice President and Managing Counsel, State Street Corporation (March 2020-August 2021); Vice President and Senior Counsel (April 2018-March 2020); Counsel, Sutton Place Investments (January 2010-March 2018).

DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).

DAVID BARR SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President at Eaton Vance Corp (October 2010 – October 2019).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Treasurer and Principal Financial Officer	Term: Indefinite Elected: November 2007	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*

ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Deputy Treasurer	Term: Indefinite Elected: April 2015	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*

BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Deputy Treasurer	Term: Indefinite Elected: February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Indefinite Elected: February 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Indefinite Elected: November 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).

DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present); Assistant Vice President, State Street Bank and Trust Company (November 2011 – July 2017).

BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*.

*	Served in various capacities and/or with various affiliated entities during the noted time period.

VOTING REQUIREMENTS FOR THE PROPOSAL.

Shareholder Approval

Approval of the Proposal with respect to the election of a Trustee of the Trust requires the favorable vote of a majority of shares of the Trust represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present.

The Board unanimously recommends that shareholders vote FOR the Proposal.

PART III. OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and each Fund, as applicable.

PART IV. OTHER INFORMATION

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”) serves as the independent registered public accounting firm for the Trust and the Funds. Representatives of EY are not expected to be present at the Meeting.

PricewaterhouseCoopers LLP (“PWC”) resigned as independent registered certified public accounting firm on April 20, 2020. On May 21, 2020, upon recommendation by the Audit Committee, the Board selected Ernst & Young LLP (“EY”) to replace PWC as the independent public accountant for the fiscal year ending September 30, 2020, and EY continues to serve in that role.

The reports of PWC on the financial statements for the fiscal years ended September 30, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2019 and 2018, and in the subsequent interim period through April 20, 2020, there were no disagreements between the Trust and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused it to make reference to the disagreements in its report on the financial statements. In addition, during the fiscal years ended September 30, 2019 and 2018, and in the subsequent interim period through

April 20, 2020, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Trust requested and PWC furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as an Exhibit, under Item 13(a)(4), to Form N-CSR for the period ended March 31, 2020.

During this period, neither the Trust nor anyone on its behalf consulted EY concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Auditor’s Fees and Services

EY and PwC billed the Trust aggregate fees for services rendered to the Trust for the fiscal years ended September 30, 2020 and September 30, 2019, respectively, as follows:

	Percentage of Services Approved for FYE 2020	Fees Billed by EY for Services Rendered to the Trust for FYE 2020	Percentage of Services Approved for FYE 2019	Fees Billed by PwC for Services Rendered to the Trust for FYE 2019
Audit Fees	0%	$176,000	0%	$187,768
Audit-Related Fees	0%	$0	0%	$0
Tax Fees	0%	$85,800	0%	$92,840
All Other Fees	0%	$0	0%	$0

Total Fees	0%	$261,800	0%	$280,608

For the fiscal year ended September 30, 2020, EY was paid approximately $35,152,927 for all non-audit services rendered to the fund complex, primarily in connection with the fund complex’s statutory and regulatory filings and engagements.

For the fiscal year ended September 30, 2019, PwC was paid approximately $12,786,401 for all non-audit services rendered to the fund complex, primarily in connection with the fund complex’s statutory and regulatory filings and engagements.

The Audit Committee considered and determined that the provision of such non-audit services to SSGA FM and any entity controlling, controlled by, or under common control with SSGA FM that provides ongoing services to the Trust is compatible with EY and PwC maintaining their independence with respect to the Trust.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee must pre-approve, or may delegate the authority to pre-approve to one or more of its members, all audit and non-audit services prior to the Trust’s engagement of an independent auditor to render such services, subject to the exception noted below. The Audit Committee must also pre-approve any non-audit services proposed to be provided by an independent auditor to (i) the investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust (the “investment adviser pre-approval requirement”).

For services provided to the Trust other than audit, review or attest services, pre-approval is not required if: (i) the aggregate amount of such non-audit services constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit. This pre-approval exception also applies to the investment adviser pre-approval requirement, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this policy (i.e., the investment adviser or certain control persons).

In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and tax services provided by EY during the fiscal year ended September 30, 2020 for the Trust.

In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and tax services provided by PwC during the fiscal year ended September 30, 2019 for the Trust.

Legal Proceedings

There are currently no pending material legal proceedings to which any Trustee or nominee for Trustee or affiliated person of such Trustee or nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons.

PART V: MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

Shareholder Approval

VOTES NEEDED TO APPROVE THE PROPOSAL. Shareholders of the Funds will elect Trustees on a joint basis. The Nominees receiving the favorable vote of a majority of shares of the Trust represented in person or by proxy and entitled to vote at the Meeting will be elected.

PROXY SOLICITATION METHODS. The Funds will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials either by mail or electronically (assuming that applicable requirements are met). In addition, SSGA FM employees and officers may solicit shareholder proxies in person, by telephone, by mail, or over the Internet. The Funds have also engaged the services of Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies for the Shareholder Meeting.

PROXY SOLICITATION COSTS. Each Fund will pay all costs of soliciting proxies from its shareholders, including costs relating to the printing, mailing, and tabulation of proxies. Broadridge’s solicitation costs for the Funds are currently estimated to be approximately $6.2 million and will be allocated across the Funds proportionately, according to a fixed formula. By voting immediately, you can help your Fund avoid the considerable expense of a second proxy solicitation.

QUORUM. The Trust must achieve a quorum in order for the Shareholder Meeting to go forward. This means that a majority of the Trust’s shares must be represented at the Shareholder Meeting, either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”). Unreturned and unsigned proxies will not be counted toward quorum. The Funds will count abstentions and broker non-votes toward establishing a quorum. (A broker non-vote is a proxy received from a broker who holds Fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor’s behalf, indicating that the broker has not received instructions from the investor on the matter at issue.) Signed, dated proxy cards and voting instruction cards returned to SSGA FM without a choice indicated as to the Proposal shall be voted “For” the Proposal.

ADJOURNMENT. If a quorum is not present or represented at the Shareholder Meeting, the holders of a majority of the votes present in person or by proxy and entitled to vote shall have the power to adjourn the Meeting from time to time, if the vote required to approve or reject the Proposal described in the original notice of such meeting is not obtained (with proxies being voted for or against adjournment, including abstentions and broker non-votes, consistent with the votes for and against the Proposal for which the required vote has not been obtained). The affirmative vote of the holders of a majority of the shares then present in person or represented by proxy shall be required to adjourn any meeting. Any adjourned meeting may be reconvened without further notice or change in Record Date. At any reconvened meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally called.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again—over the Internet, with your proxy card or voting instruction card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the Funds’ Secretary at the following address: Attn: Timothy R. Collins, c/o SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02110 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must be received by the Fund within a reasonable period of time prior to that meeting. None of the Funds currently plans to hold another meeting of shareholders in 2021.

VOTING RIGHTS. Shareholders are entitled to cast one vote for each share of beneficial interest of a Fund owned on the Record Date and a fractional vote for each fractional share of beneficial interest of a Fund owned on the Record Date.

NOMINEE ACCOUNTS. Upon request, the Funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Funds’ shares. Please submit invoices for our review to: One Iron Street, Boston, Massachusetts 02110, Attn: SPDR ETF Fund Administration.

SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to the Trust’s office. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

ANNUAL/SEMIANNUAL REPORTS. Copies of the Trust’s Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing to the Trust’s Distributor, ALPS Portfolio Solutions Distributor, Inc., at 1290 Broadway, Suite 1000, Denver, Colorado 80203, by visiting the Funds’ website at https://www.sectorspdrs.com or by calling 1-866-732-8673.

OTHER MATTERS. At this point, we know of no other business to be brought before the Shareholder Meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the Shareholder Meeting.

PART VI: FUND AND INVESTMENT ADVISER INFORMATION

The Funds’ investment adviser is SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Adviser’s principal address is One Iron Street, Boston, Massachusetts 02210.

Fund Information

This section provides certain required information for each of the Funds. The Funds for which proxies are being solicited and their shares eligible to vote as of the Record Date are:

Fund:	Record Date Shares
The Communication Services Select Sector SPDR Fund	187,000,000
The Consumer Discretionary Select Sector SPDR Fund	108,003,252
The Consumer Staples Select Sector SPDR Fund	182,121,809
The Energy Select Sector SPDR Fund	456,074,200
The Financial Select Sector SPDR Fund	1,107,895,427
The Health Care Select Sector SPDR Fund	248,865,324
The Industrial Select Sector SPDR Fund	180,276,000
The Materials Select Sector SPDR Fund	94,323,725
The Real Estate Select Sector SPDR Fund	94,700,000
The Technology Select Sector SPDR Fund	290,555,897
The Utilities Select Sector SPDR Fund	198,924,160

As of December 31, 2020, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser or any person controlling, controlled by, or under common control with the Adviser.

The following table shows, as of December 31, 2020, the amount of equity securities owned by the Trustees in the State Street fund complex that they are elected to oversee.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Cheryl Burgermeister	The Energy Select Sector SPDR Fund	$1 - $10,000	$50,001 - $100,000
	The Technology Select Sector SPDR Fund	$50,001 - $100,000

Ashley T. Rabun	None	None	None

Ernest J. Scalberg	The Communication Services Select Sector SPDR Fund	$1 - $10,000	$50,001 - $100,000
	The Consumer Discretionary Select Sector SPDR Fund	$1 - $10,000
	The Consumer Staples Select Sector SPDR Fund	$1 - $10,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	The Energy Select Sector SPDR Fund	$1 - $10,000
	The Financial Select Sector SPDR Fund	$1 - $10,000
	The Health Care Select Sector SPDR Fund	$1 - $10,000
	The Industrial Select Sector SPDR Fund	$1 - $10,000
	The Materials Select Sector SPDR Fund	$1 - $10,000
	The Real Estate Select Sector SPDR Fund	$1 - $10,000
	The Technology Select Sector SPDR Fund	$1 - $10,000
	The Utilities Select Sector SPDR Fund	$1 - $10,000

R. Charles Tschampion	The Utilities Select Sector SPDR Fund	$50,001 - $100,000	$50,001 - $100,000

Interested Trustee:
James Ross	The Consumer Discretionary Select Sector SPDR Fund	$50,001 - $100,000	Over $100,000
	The Energy Select Sector SPDR Fund	$10,001 - $50,000
	The Health Care Select Sector SPDR Fund	$10,001 - $50,000
	The Technology Select Sector SPDR Fund	$50,001 - $100,000

DTC acts as securities depositary for the Shares. Shares of each Select Sector SPDR Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co. and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Control Persons and Principal Holders of Securities

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of August 20, 2021, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	32.22%

	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	6.66%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.47%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.97%

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	25.40%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.48%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.10%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.36%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	11.38%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.02%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.14%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.13%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	6.30%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.77%

THE ENERGY SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	11.37%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.24%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.33%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	6.72%

	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	6.20%

THE FINANCIAL SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	8.53%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.94%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.31%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.87%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	5.21%

THE HEALTH CARE SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	16.72%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.65%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	7.29%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.22%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.44%

THE INDUSTRIAL SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	13.62%

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	8.52%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.42%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.73%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.96%

THE MATERIALS SELECT SECTOR SPDR FUND	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	11.90%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.51%

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	8.38%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.52%

	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	6.12%

	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	5.62%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.61%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	5.22%

THE REAL ESTATE SELECT SECTOR SPDR FUND	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.13%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.09%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	9.05%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	8.97%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP

	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	7.59%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	5.63%

THE TECHNOLOGY SELECT SECTOR SPDR FUND	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.50%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.66%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	6.54%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	6.10%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.16%

THE UTILITIES SELECT SECTOR SPDR FUND	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	19.64%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.46%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.95%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	6.29%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036	6.06%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	5.27%

The Select Sector SPDR® Trust

Investment Adviser

SSGA Funds Management, Inc.

One Iron Street

Boston, MA 02210

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway, Suite 1000,

Denver, CO 80203

Custodian, Administrator and Transfer Agent

State Street Bank and Trust Company

One Iron Street

Boston, MA 02210

Appendix A

The Select Sector SPDR® Trust

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (“Committee”) is a committee of the Board of The Select Sector SPDR® Trust (the “Trust”). Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Policies. In addition, the Committee oversees the teams responsible for the oversight of the Trust’s Business Continuity Program.

Committee Composition

The Committee shall be composed entirely of Board members who are not deemed “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (“Independent Board Members”). Other Board members, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

Meetings

The Committee shall meet annually, or more frequently as circumstances dictate by any such means as allows each Committee members to hear and be heard by all other Committee members. If a meeting is held in person and a Committee member cannot attend in person, the member may participate telephonically, provided that every member shall make a reasonable effort to attend regular meetings in person. A person who attends a meeting telephonically shall be deemed to be present for all purposes. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

At any meeting of the Committee, a majority of the Committee members shall constitute a quorum. Any action may be taken at a meeting by a vote of a majority of the Committee members present.

Board Nominations and Functions

1.

The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

2.

In the event of any vacancies on or prospective additions to the Board, the Committee shall evaluate the qualifications of candidates proposed to be selected as Independent Board Members and make nominations for independent trustee membership on the Board.

3.

With respect to such nominees, the Committee shall carefully evaluate their independence from any investment adviser or other principal service provider to the Trust. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Board Member.

4.	In assessing the qualifications of a potential candidate for membership on the Board as an Independent Board Member, the Committee shall consider such other factors as it may deem relevant.

Committee Nominations and Functions

1.

The Committee shall identify and recommend to the Board individuals for membership on all committees. The Committee shall identify and recommend to the Board for three-year terms the Chair for each committee. There shall be no limit on the term of the committee members or the number of terms the Chair serves.

2.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

Other Powers and Responsibilities

1.

The Committee shall periodically review Independent Board Member compensation, including: annual retainers; supplemental compensation for committee service and service as a committee chairperson and meeting fees. The Committee shall recommend any appropriate changes to the Board.

2.

The Committee shall identify and recommend to the Board an Independent Trustee to serve as Chairman of the Board, to serve for a three-year term. There shall be no limit on the number of terms the Chairman serves.

3.

The Committee may identify and recommend to the Board an Independent Trustee to serve as Vice Chairman of the Board, to serve for a three-year term. There shall be no limit on the number of terms the Vice Chairman serves.

4.

The Committee shall have the resources and authority appropriate to discharge its responsibilities. It shall consult with counsel to the Independent Board Members concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Board Members.

5.

The Committee shall recommend to the Board any revisions or modifications to this Charter or the Board Governance Policies that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

6.

The Committee shall monitor the performance of legal counsel employed by the Trust and counsel to the Independent Board Members and shall annually review and recommend to the Board whether legal counsel to the Independent Board Members remains independent in accordance with the rules promulgated under the 1940 Act.

7.

The Committee shall investigate any other matters brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Trust, if, in its judgment, that is appropriate.

8.

The Committee is responsible for overseeing two teams that have been established by the Committee to oversee the implementation and maintenance of the Trust’s Business Continuity Program (“BCP”). This includes (i) the Business Continuity Management Team (“BCM”) – responsible for managing BCP maintenance, administration, and implementation as well as the execution of the Board safety and emergency response plan and (ii) the Crisis Communication Team (“CCT”) – responsible for enacting and managing high-level, external, crisis communication in response to issues that could impact shareholder confidence and the Trust’s reputation. The respective chairs of the BCM and CCT shall report directly to the Chair of the Committee.

9.

The Committee may request, and the Trust’s administrator shall assist in facilitating, such information and analyses and access to the Trust’s officers, agents, representatives and service providers, including the investment adviser, as shall be reasonably necessary for the Committee to carry out its responsibilities.

10.

The authority, powers and rights of the Committee as described in this Charter are not intended and shall not operate to reduce, restrict or limit in any manner whatsoever the authority, powers and rights which are granted to the Board of Trustees and other committees of the Board under the Declaration of Trust or By-laws of the Trust. In the event of any inconsistency between this Charter and either of such organizational documents, the provisions of the latter shall be given precedence.

Adopted: October 1, 2004

Amended: November 9, 2010

Further Amended: February 7, 2012

Further Amended: August 7, 2012

Further Amended: August 16, 2018

Further Amended: February 12, 2019

Further Amended: August 13, 2020

Further Amended: February 11, 2021

Further Amended: June 11, 2021

STATE STREET GLOBAL ADVISORS

ONE IRON STREET

BOSTON, MA 02210

To authorize your proxy by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above

3)  Follow the instructions provided on the website.

To authorize your proxy by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58886-S31170	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends that you vote “FOR” the Proposal.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. To elect seven (7) trustees to the Board of Trustees of the Trust.		☐	☐	☐

01) Allison Grant Williams 02) Sheila Hartnett-Devlin 03) James Jessee 04) Teresa Polley	05) Ashley T. Rabun 06) James E. Ross 07) Rory Tobin

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

D58887-S31170

THE SELECT SECTOR SPDR® TRUST

THE COMMUNICATION SERVICES SELECT SECTOR SPDR® FUND

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR® FUND

THE CONSUMER STAPLES SELECT SECTOR SPDR® FUND

THE ENERGY SELECT SECTOR SPDR® FUND

THE FINANCIAL SELECT SECTOR SPDR® FUND

THE HEALTH CARE SELECT SECTOR SPDR® FUND

THE INDUSTRIAL SELECT SECTOR SPDR® FUND

THE MATERIALS SELECT SECTOR SPDR® FUND

THE REAL ESTATE SELECT SECTOR SPDR® FUND

THE TECHNOLOGY SELECT SECTOR SPDR® FUND

THE UTILITIES SELECT SECTOR SPDR® FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

ON OCTOBER 29, 2021

This proxy is solicited by the Board of Trustees of The Select Sector SPDR Trust (the “Trust”) for use at a Special Meeting of shareholders on behalf of its series listed above (each, a “Fund” and collectively, the “Funds”) to be held at 11:00 AM, local time, on October 29, 2021 at the offices of SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210 and any postponement(s) or adjournment(s) thereof.

The undersigned hereby appoints Ellen M. Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matters which may come before the Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE